EXHIBIT 99

                      [WALLACESANDERS & COMPANY LETTERHEAD]



September 6, 2000

Mr. Doug Baker, Vice President
SI Diamond Technology, Inc.
3006 Longhorn Boulevard, Suite 107
Austin, Texas  78758

Dear Mr. Baker:

On September 6, 2000, WallaceSanders & Company merged with McGladrey & Pullen, LLP. As a result of this transaction, the client-auditor relationship between SI Diamond Technology, Inc. (Commission File Number 1-11602) and WallaceSanders has ceased.

Sincerely yours

/s/ WallaceSanders & Company

WallaceSanders & Company

cc:  Office of the Chief Accountant
     SECPS Letter File
     Securities and Exchange Commission
     Mail Stop 11-3
     450 Fifth Street, N.W.
     Washington, D.C.  20549